Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
April 30, 1997



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.8693%



        Excess Protection Level
          3 Month Average   5.03%
          April, 1997   3.81%
          March, 1997   5.87%
          February, 1997   5.41%


        Cash Yield                                  16.23%


        Investor Charge Offs                         4.55%


        Base Rate                                    7.87%


        Over 35 Day Delinquency                      4.27%


        Seller's Interest                           20.02%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $27,182,850,184.68


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,443,222,666.19